                                                             Loan No. 76-0026287

================================================================================


                      GENERAL ELECTRIC CAPITAL CORPORATION

                                    (Lender)

                                       to

                         FAIRVIEW PLAZA ASSOCIATES, L.P.

                                   (Borrower)


                             ----------------------

                                 LOAN AGREEMENT

                             ----------------------


                         Dated as of: January ____, 2003

                 Property Location: New Cumberland, Pennsylvania

                              DOCUMENT PREPARED BY:

                             Andrews & Kurth L.L.P.

                          1717 Main Street, Suite 3700

                               Dallas, Texas 75201

                      Attention: Charles T. Marshall, Esq.



================================================================================


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                                TABLE OF CONTENTS
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ARTICLE 1 DEFINITIONS.............................................................................................1

   Section 1.1       Certain Definitions..........................................................................1

ARTICLE 2 LOAN TERMS..............................................................................................4

   Section 2.1       The Loan.....................................................................................4
   Section 2.2       Interest Rate; Late Charge...................................................................4
   Section 2.3       Terms of Payment.............................................................................5
   Section 2.4       Security; Establishment of Funds.............................................................6

ARTICLE 3 INSURANCE, CONDEMNATION, AND IMPOUNDS...................................................................7

   Section 3.1       Insurance....................................................................................7
   Section 3.2       Use and Application of Insurance Proceeds....................................................8
   Section 3.3       Condemnation Awards..........................................................................9
   Section 3.4       Impounds....................................................................................10

ARTICLE 4 ENVIRONMENTAL MATTERS..................................................................................11

   Section 4.1       Certain Definitions.........................................................................11
   Section 4.2       Representations and Warranties on Environmental Matters.....................................11
   Section 4.3       Covenants on Environmental Matters..........................................................11
   Section 4.4       Allocation of Risks and Indemnity...........................................................12
   Section 4.5       No Waiver...................................................................................13
   Section 4.6       Lender Cure Rights..........................................................................13

ARTICLE 5 LEASING MATTERS........................................................................................14

   Section 5.1       Representations and Warranties on Leases....................................................14
   Section 5.2       Standard Lease Form; Approval Rights........................................................14
   Section 5.3       Covenants...................................................................................15
   Section 5.4       Tenant Estoppels............................................................................15

ARTICLE 6 REPRESENTATIONS AND WARRANTIES.........................................................................15

   Section 6.1       Organization, Power and Authority...........................................................15
   Section 6.2       Validity of Loan Documents..................................................................15
   Section 6.3       Liabilities; Litigation.....................................................................16
   Section 6.4       Taxes and Assessments.......................................................................16
   Section 6.5       Other Agreements; Defaults..................................................................16
   Section 6.6       Compliance with Law.........................................................................16

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   Section 6.7        Location of  Borrower......................................................................17
   Section 6.8        ERISA......................................................................................17
   Section 6.9        Forfeiture.................................................................................17
   Section 6.10       Tax Filings................................................................................17
   Section 6.11       Solvency...................................................................................18
   Section 6.12       Full and Accurate Disclosure...............................................................18
   Section 6.13       Flood Zone.................................................................................18
   Section 6.14       Single Purpose Entity/Separateness.........................................................18
   Section 6.15       Compliance with Anti-Terrorism Orders......................................................20
   Section 6.16       Property Specific Representations..........................................................21

ARTICLE 7 FINANCIAL REPORTING....................................................................................21

   Section 7.1       Financial Statements........................................................................21
   Section 7.2       Accounting Principles.......................................................................22
   Section 7.3       Other Information; Access...................................................................22
   Section 7.4       Annual Budget...............................................................................22

ARTICLE 8 COVENANTS..............................................................................................22

   Section 8.1       Due On Sale and Encumbrance; Transfers of Interests.........................................22
   Section 8.2       Taxes; Utility Charges......................................................................23
   Section 8.3       Control; Management.........................................................................23
   Section 8.4       Operation; Maintenance; Inspection..........................................................23
   Section 8.5       Taxes on Security...........................................................................23
   Section 8.6       Legal Existence; Name, Etc..................................................................24
   Section 8.7       Further Assurances..........................................................................24
   Section 8.8       Estoppel Certificates.......................................................................24
   Section 8.9       Notice of Certain Events....................................................................24
   Section 8.10       Indemnification............................................................................25
   Section 8.11       Cooperation................................................................................25
   Section 8.12       Payment For Labor and Materials............................................................26
   Section 8.13       Financial Covenants........................................................................26

ARTICLE 9 EVENTS OF DEFAULT......................................................................................26

   Section 9.1       Payments....................................................................................26
   Section 9.2       Insurance...................................................................................26
   Section 9.3       Sale, Encumbrance, Etc......................................................................26
   Section 9.4       Covenants...................................................................................26
   Section 9.5       Representations and Warranties..............................................................27
   Section 9.6       Other Encumbrances..........................................................................27
   Section 9.7       Involuntary Bankruptcy or Other Proceeding..................................................27
   Section 9.8       Voluntary Petitions, etc....................................................................27
   Section 9.9       Anti-Terrorism..............................................................................27

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ARTICLE 10 REMEDIES..............................................................................................27

   Section 10.1       Remedies - Insolvency Events...............................................................27
   Section 10.2       Remedies - Other Events....................................................................27
   Section 10.3       Lender's Right to Perform the Obligations..................................................28

ARTICLE 11 MISCELLANEOUS.........................................................................................28

   Section 11.1       Notices....................................................................................28
   Section 11.2       Amendments and Waivers.....................................................................29
   Section 11.3       Limitation on Interest.....................................................................29
   Section 11.4       Invalid Provisions.........................................................................30
   Section 11.5       Reimbursement of Expenses..................................................................30
   Section 11.6       Approvals; Third Parties; Conditions.......................................................31
   Section 11.7       Lender Not in Control; No Partnership......................................................31
   Section 11.8       Contest of Certain Claims..................................................................31
   Section 11.9       Time of the Essence........................................................................32
   Section 11.10      Successors and Assigns.....................................................................32
   Section 11.11      Renewal, Extension or Rearrangement........................................................32
   Section 11.12      Waivers....................................................................................32
   Section 11.13      Cumulative Rights; Joint and Several Liability.............................................32
   Section 11.14      Singular and Plural........................................................................32
   Section 11.15      Phrases....................................................................................33
   Section 11.16      Exhibits and Schedules.....................................................................33
   Section 11.17      Titles of Articles, Sections and Subsections...............................................33
   Section 11.18      Promotional Material.......................................................................33
   Section 11.19      Survival...................................................................................33
   Section 11.20      Waiver of Jury Trial.......................................................................33
   Section 11.21      Waiver of Punitive or Consequential Damages................................................34
   Section 11.22      Governing Law..............................................................................34
   Section 11.23      Entire Agreement...........................................................................34
   Section 11.24      Counterparts...............................................................................34

ARTICLE 12 LIMITATIONS ON LIABILITY..............................................................................34

   Section 12.1       Limitation on Liability....................................................................34
   Section 12.2       Limitation on Liability of Lender's Officers, Employees, etc...............................35

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LIST OF EXHIBITS AND SCHEDULES
------------------------------

EXHIBIT A          LEGAL DESCRIPTION OF PROJECT
SCHEDULE I         DEFEASANCE


                                                                        Page iii

                                 LOAN AGREEMENT

         This Loan Agreement (this "Agreement") is entered into as of January ____, 2003 between GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender"), and FAIRVIEW PLAZA ASSOCIATES, LP, a Delaware limited partnership, whose organization number is 3582949 ("Borrower").

                                   ARTICLE 1
                                   DEFINITIONS

         Section 1.1 Certain Definitions. As used herein, the following terms have the meanings indicated:

         "Affiliate" means (a) any corporation in which Borrower or any partner, shareholder, director, officer, member, or manager of Borrower directly or indirectly owns or controls more than ten percent (10%) of the beneficial interest, (b) any partnership, joint venture or limited liability company in which Borrower or any partner, shareholder, director, officer, member, or manager of Borrower is a partner, joint venturer or member, (c) any trust in which Borrower or any partner, shareholder, director, officer, member or manager of Borrower is a trustee or beneficiary, (d) any entity of any type which is directly or indirectly owned or controlled by Borrower or any partner, shareholder, director, officer, member or manager of Borrower, (e) any partner, shareholder, director, officer, member, manager or employee of Borrower, (f) any Person related by birth, adoption or marriage to any partner, shareholder, director, officer, member, manager, or employee of Borrower, or (g) any Borrower Party.

         "Agreement" means this Loan Agreement, as amended from time to time.

         "Assignment of Leases and Rents" means the Assignment of Leases and Rents, executed by Borrower for the benefit of Lender, and pertaining to leases of space in the Project.

         "Award" has the meaning assigned in Section 3.3.

         "Bankruptcy Party" has the meaning assigned in Section 9.7.

         "Borrower Party" means any Joinder Party, any general partner of Borrower, and any general partner in any partnership that is a general partner of Borrower, any managing member of Borrower, and any managing member in any limited liability company that is a managing member of Borrower, at any level.

         "Business Day" means a day other than a Saturday, a Sunday, or a legal holiday on which national banks located in the State of New York are not open for general banking business.

         "Casualty" has the meaning assigned in Section 3.2.

         "Closing Date" means the date the Loan is funded by Lender.

         "Commitment" means the commitment letter, dated December 10, 2002, issued by Lender and accepted by Borrower on January __, 2003.

         "Condemnation" has the meaning assigned in Section 3.3.

         "Contract Rate" has the meaning assigned in Section 2.2.

         "Debt" means, for any Person, without duplication: (a) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (b) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable, if such amounts were advanced under the credit facility, (c) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests, (d) all indebtedness guaranteed by such Person, directly or indirectly, (e) all obligations under leases that constitute capital leases for which such Person is liable, and (f) all obligations of such Person under swaps, caps, floors, collars and other hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

         "Debt Service" means the aggregate interest, fixed principal, and other payments due under the Loan, and on any other outstanding permitted Debt relating to the Project approved by Lender for the period of time for which calculated.

         "Default Rate" means the lesser of (a) the maximum rate of interest allowed by applicable law, and (b) five percent (5%) per annum in excess of the Contract Rate.

         "Defeasance Option" has the meaning assigned in Section 2.3(c).

         "Environmental Laws" has the meaning assigned in Section 4.1(a).

         "ERISA" has the meaning assigned in Section 6.8.

         "Event of Default" has the meaning assigned in Article 9.

         "Funds" means the Replacement Escrow Fund and the Rollover Escrow Fund.

         "Hazardous Materials" has the meaning assigned in Section 4.1(b).

         "Insurance Premiums" has the meaning assigned in Section 3.1(c).

         "Joinder Party" means the Persons, if any, executing the Joinder hereto.

         "Lien" means any interest, or claim thereof, in the Project securing an obligation owed to, or a claim by, any Person other than the owner of the Project, whether such interest is based on common law, statute or contract, including the lien or security interest arising from a deed of trust, mortgage, assignment, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting the Project.

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         "Loan" means the loan made by Lender to Borrower under this Agreement and all other amounts secured by the Loan Documents.

         "Loan Documents" means: (a) this Agreement, (b) the Note, (c) the Mortgage, (d) the Assignment of Leases and Rents, (e) Uniform Commercial Code financing statements, (f) such assignments of management agreements, contracts and other rights as may be required under the Commitment or otherwise requested by Lender, (g) all other documents evidencing, securing, governing or otherwise pertaining to the Loan, and (h) all amendments, modifications, renewals, substitutions and replacements of any of the foregoing; provided however, in no event shall the term "Loan Documents" include that certain Hazardous Materials Indemnity Agreement (the "Environmental Indemnity Agreement") dated the date hereof in favor of Lender.

         "Loan Year" means (a) for the first Loan Year, the period between the date hereof and one calendar year from the last day of the month in which the Closing Date occurs (unless the Closing Date is on the first day of a month, in which case the first Loan Year shall commence on such Closing Date and end one calendar year from the last day of the month immediately preceding the Closing
Date) and (b) each consecutive twelve month calendar period after the first Loan Year until the Maturity Date.

         "Maturity Date" means, as applicable, the earlier of (a) February 1, 2013, or (b) any earlier date on which the entire Loan is required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents.

         "Mortgage" means the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, executed by Borrower in favor of Lender, covering the Project.

         "Note" means the Promissory Note of even date, in the stated principal amount of $6,080,000.00, executed by Borrower, and payable to the order of Lender in evidence of the Loan.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity.

         "Potential Default" means the occurrence of any event or condition which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

         "Project" means Fairview Plaza, New Cumberland, Pennsylvania, and all related facilities, amenities, fixtures, and personal property owned by Borrower and any improvements now or hereafter located on the real property described in Exhibit A.

         "Rating Agencies" means each of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., and Fitch, Inc., or any other nationally-recognized statistical rating agency which has been approved by Lender.

         "Replacement Escrow Fund" has the meaning assigned in Section 2.4.

         "Rollover Escrow Fund" has the meaning assigned in Section 2.4.

         "Secondary Market Transaction" has the meaning assigned in Section
8.11.

         "Single Purpose Entity" shall mean a Person (other than an individual, a government or any agency or political subdivision thereof), which exists solely for the purpose of owning the Project, observes corporate, company or partnership formalities, as applicable, independent of any other entity, and which otherwise complies with the covenants set forth in Section 6.14 hereof.

         "Site Assessment" means an environmental engineering report for the Project prepared at Borrower's expense by an engineer engaged by Borrower, or Lender on behalf of Borrower, and approved by Lender, and in a manner reasonably satisfactory to Lender, based upon an investigation relating to and making appropriate inquiries concerning the existence of Hazardous Materials on or about the Project, and the past or present discharge, disposal, release or escape of any such substances, all consistent with ASTM Standard E1527-93 (or any successor thereto published by ASTM) and good customary and commercial practice.

         "SPC Party" has the meaning assigned in Section 6.14(o).

         "State" means the Commonwealth of Pennsylvania.

         "Tax and Insurance Escrow Fund" has the meaning assigned in Section
3.4.

         "Taxes" has the meaning assigned in Section 8.2.

         "Yield Maintenance Amount" has the meaning assigned in Schedule 1.

                                   ARTICLE 2
                                   LOAN TERMS

         Section 2.1 The Loan. Upon satisfaction of all the terms and conditions set forth in the Commitment, Lender agrees to make a Loan of SIX MILLION EIGHTY THOUSAND AND NO/100 DOLLARS ($6,080,000.00) to the Borrower, which shall be funded in one advance and repaid in accordance with the terms of this Agreement and the Note. Borrower hereby agrees to accept the Loan on the Closing Date, subject to and upon the terms and conditions set forth herein.

         Section 2.2 Interest Rate; Late Charge. The outstanding principal balance of the Loan shall bear interest at a rate of interest equal to ___________________________ percent (___%) per annum (the "Contract Rate").
Interest at the Contract Rate shall be computed on the basis of a fraction, the denominator of which is three hundred sixty (360) days and the numerator of which is the actual number of days elapsed from the date of the initial disbursement under the Loan or the date of the preceding interest installment due date, as the case may be, to the date of the next interest installment due date or the Maturity Date. If Borrower fails to pay any installment of interest or principal within five (5) days of (and including) the date on which the same is due, Borrower shall pay to Lender a late charge on such past-due amount, as liquidated damages and not as a penalty, equal to five percent (5%) of such amount, but not in excess of the maximum amount of interest allowed by applicable law. While any Event of Default exists, the Loan shall bear interest at the Default Rate.

         Section 2.3 Terms of Payment. The Loan shall be payable as follows:

         (a) Interest and Principal. A payment of interest only on the date hereof for the period from the date hereof through the last day of the current month. Thereafter, a constant payment of $_____________, on the first day of March, 2003 and on the first day of each calendar month thereafter; each of such payments, to be applied (i) to the payment of interest computed at the Contract Rate and (ii) the balance applied toward reduction of the principal sum. The constant payment required hereunder is based on a thirty (30)-year amortization schedule.

         (b) Maturity. On the Maturity Date, Borrower shall pay to Lender all outstanding principal, accrued and unpaid interest, default interest, late charges and any and all other amounts due under the Loan Documents.

         (c) Prepayment. Except as set forth herein, the Loan is closed to prepayment in whole or in part. Notwithstanding the foregoing, (i) the Loan may be prepaid in whole, but not in part, on or after the scheduled monthly payment date for the one hundred eighteenth (118th) payment of principal and interest and (ii) from the earlier to occur of (x) two (2) years after the sale of the Loan in a Secondary Market Transaction or (y) the fourth (4th) anniversary of the Closing Date, provided no Event of Default exists, Borrower may obtain the release of the Project from the lien of the Mortgage in accordance with the terms and provisions of Schedule I attached hereto (the "Defeasance Option").

         If the Loan is accelerated for any reason other than casualty or condemnation, and the Loan is otherwise closed to prepayment, Borrower shall pay, in addition to all other amounts outstanding under the Loan Documents, a prepayment premium equal to the sum of (i) the Yield Maintenance Amount, if any, that would be required under the Defeasance Option and (ii) five percent (5%) of the outstanding balance of the Loan. If for any reason the Loan is prepaid on a day other than a scheduled monthly payment date, the Borrower shall pay, in addition to the principal, interest and premium, if any, required under this Section, an amount equal to the interest that would have accrued on the Loan from the date of prepayment to the next scheduled monthly payment date. In the event of a prepayment resulting from Lender's application of insurance or condemnation proceeds pursuant to Article 3 hereof, no prepayment penalty or premium shall be imposed.

         Section 2.4 Security; Establishment of Funds.

         (a) The Loan shall be secured by the Mortgage creating a first lien on the Project, the Assignment of Leases and Rents and the other Loan Documents. Borrower agrees to establish the following reserves with Lender, to be held by Lender as further security for the Loan:

             (i) Borrower shall deposit with Lender on the first day of each calendar month a scheduled payment is due the amount of $2,030.00 which shall be held by Lender for replacements and repairs required to be made to the Project during the calendar year (the "Replacement Escrow Fund"); and

             (ii) Borrower shall deposit with Lender on the first day of each calendar month a scheduled payment is due the amount of $910.00 which shall be held by Lender for tenant improvement and leasing commission obligations incurred following the date hereof (the "Rollover Escrow Fund"). Disbursements of the Rollover Escrow Fund for tenant improvement and leasing commission costs (i) for designated spaces for which more than one lease is executed may be made on a pro-rata basis for each lease upon satisfaction of conditions to disbursement to each such lease and (ii) for designated tenants may be disbursed with respect to a replacement or substitute tenant approved by Lender.

         (b) Pledge and Disbursement of Funds. Borrower hereby pledges to Lender, and grants a security interest in, any and all monies now or hereafter deposited in the Funds as additional security for the payment of the Loan. Lender may reasonably reassess its estimate of the amount necessary for the Funds from time to time and may adjust the monthly amounts required to be deposited into the Funds upon thirty (30) days notice to Borrower. Lender shall make disbursements from the Funds as requested by Borrower, and approved by Lender in its reasonable discretion, on a quarterly basis in increments of no less than $5,000.00 upon delivery by Borrower of Lender's standard form of draw request accompanied by copies of paid invoices for the amounts requested and, if required by Lender, lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Lender may require an inspection of the Project at Borrower's expense prior to making a quarterly disbursement in order to verify completion of replacements and repairs for which reimbursement is sought. The Funds shall be held without interest in Lender's name and may be commingled with Lender's own funds at financial institutions selected by Lender in its reasonable discretion. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Funds to the payment of the Loan in any order in its reasonable discretion. Until expended or applied as above provided, the Funds shall constitute additional security for the Loan. Lender shall have no obligation to release any of the Funds while any Event of Default or Potential Default exists or any material adverse change has occurred in Borrower or any Joinder Party, the Project, or any major or anchor tenant. All reasonable costs and expenses incurred by Lender in the disbursement of any of the Funds shall be paid by Borrower promptly upon demand or, at Lender's sole discretion, deducted from the Funds.

                                    ARTICLE 3

                      INSURANCE, CONDEMNATION, AND IMPOUNDS

         Section 3.1 Insurance. Borrower shall maintain insurance as follows:

         (a) Casualty; Business Interruption.

             (i) Subject to the provisions of subsection (e) below, Borrower shall keep the Project insured against damage by fire and the other hazards covered by a standard extended coverage and all-risk insurance policy for the full insurable value thereof on a replacement cost claim recovery basis (without reduction for depreciation or co- insurance), and shall maintain such other casualty insurance as reasonably required by Lender. Such insurance shall include coverage against acts of terrorism. Lender reserves the right to require from time to time the following additional insurance: boiler and machinery; flood; earthquake/sinkhole; worker's compensation; and/or building law or ordina nce. Borrower shall keep the Project insured against loss by flood if the Project is located currently or at any time in the future in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994 (as such acts may from time to time be amended) in an amount at least equal to the lesser of (i) the maximum amount of the Loan or (ii) the maximum limit of coverage available under said acts. Any such flood insurance policy shall be issued in accordance with the requirements and current guidelines of the Federal Insurance Administration.

             (ii) Borrower shall maintain use and occupancy insurance covering, as applicable, rental income or business interruption, with coverage in an amount not less than twelve (12) months anticipated gross rental income or gross business earnings, as applicable in each case, attributable to the Project.

             (iii) Borrower shall not maintain any separate or additional insurance which is contributing in the event of loss unless it is properly endorsed and otherwise reasonably satisfactory to Lender in all respects. The proceeds of insurance paid on account of any damage or destruction to the Project shall be paid to Lender to be applied as provided in Section 3.2.

         (b) Liability. Borrower shall maintain (i) commercial general liability insurance with respect to the Project providing for limits of liability of not less than $5,000,000 for both injury to or death of a person and for property damage per occurrence, and (ii) other liability insurance as reasonably required by Lender.

         (c) Form and Quality. All insurance policies shall be endorsed in form and substance acceptable to Lender to name Lender as an additional insured, loss payee or mortgagee thereunder, as its interest may appear, with loss payable to Lender, without contribution, under a standard New York (or local equivalent) mortgagee clause. All such insurance policies and endorsements shall be fully paid for and contain such provisions and expiration dates and be in such form and issued by such insurance companies licensed to do business in the State, with a general company and financial size rating of "A-IX" or better as established by Best's Rating Guide and "AA" or better by Standard & Poor's Ratings Group. Each policy shall provide that such policy may not be canceled or materially changed except upon thirty (30) days' prior written notice of intention of non-renewal, cancellation or material change to Lender and that no act or thing done by Borrower shall invalidate any policy as against Lender. Blanket policies shall be permitted only if Lender receives appropriate endorsements and/or duplicate policies containing Lender's right to continue coverage on a pro rata pass-through basis and that coverage will not be affected by any loss on other properties covered by the policies. Borrower authorizes Lender to pay the premiums for such policies (the "Insurance Premiums ") from the Tax and Insurance Escrow Fund as the same become due and payable annually in advance. If Borrower fails to deposit funds into the Tax and Insurance Escrow Fund sufficient to permit Lender to pay the premiums when due, Lender may obtain such insurance and pay the premium therefor and Borrower shall, on demand, reimburse Lender for all expenses incurred in connection therewith. Borrower shall assign the policies or proofs of insurance to Lender, in such manner and form that Lender and its successors and assigns shall at all times have and hold the same as security for the payment of the Loan. Borrower shall deliver copies of certificate evidencing all policies of insurance, together with the endorsements required hereunder. The proceeds of insurance policies coming into the possession of Lender shall not be deemed trust funds, and Lender shall be entitled to apply such proceeds as herein provided.

         (d) Adjustments. Borrower shall give immediate written notice of any loss to the insurance carrier and to Lender. Borrower hereby irrevocably authorizes and empowers Lender, as attorney- in- fact for Borrower coupled with an interest, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's reasonable expenses incurred in the collection of such proceeds. Notwithstanding the foregoing, Lender shall give reasonable prior notice to Borrower of such actions and of the amount of any insurance settlement, and shall not adjust or settle any loss without Borrower's prior written consent (which shall not be unreasonably withheld) unless an Event of Default or Potential Default then exists. Nothing contained in this Section 3.1(d), however, shall require Lender to incur any expense or take any action hereunder.

         (e) Tenant Insurance. Borrower's obligation to carry and maintain the insurance required under Sections 3.1(a)(i) above shall be suspended so long as:
(1) all insurance requirements set forth in those Leases (collectively, the "Tenant Lease") with Fulton Bank and Giant Foods (collectively, " Tenant"), shall, at all times, be satisfied; (2) Tenant carries and maintains, at all times, all of the insurance required to be carried by the insurance requirements under the Tenant Lease; and (3) Tenant remains the tenant under the Tenant Lease. In the event that (i) the insurance requirements set forth in the Tenant Lease are not being satisfied; (ii) Tenant fails to carry and maintain all of the insurance required to be carried by the insurance requirements under the Tenant Lease for any period of time; or (iii) Tenant is not the tenant under the Tenant Lease, then Borrower shall be required to immediately maintain all of the insurance required under Sections 3.1(a)(i) above in accordance with the terms of this Agreement.

         Section 3.2 Use and Application of Insurance Proceeds.

         (a) If the Project shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "Casualty"), Borrower shall give prompt notice thereof to Lender. Following the occurrence of a Casualty, Borrower, regardless of whether insurance proceeds are available, shall promptly proceed to restore, repair, replace or rebuild the same to be of at least equal value and of substantially the same character as prior to such damage or destruction, all to be effected in accordance with applicable law.

         (b) Lender shall apply insurance proceeds to costs of restoring the Project or to the payment of the Loan as follows:

             (i) if the loss is less than or equal to $200,000, Lender shall apply the insurance proceeds to restoration provided (A) no Event of Default or Potential Default exists, and (B) Borrower promptly commences and is diligently pursuing restoration of the Project;

             (ii) if the loss exceeds $200,000 but is not more than 25% of the replacement value of the improvements, Lender shall apply the insurance proceeds to restoration provided that (A) at all times during such restoration no Event of Default or Potential Default exists; (B) Lender determines throughout the restoration that there are sufficient funds available to restore and repair the Project to a condition approved by Lender; (C) Lender determines that the net operating income of the Project during restoration, taking into account rent loss or business interruption insurance, will be sufficient to pay Debt Service; (D) Lender determines (based on leases which will remain in effect after restoration is complete if the Project is not a multi-family project) that after restoration the ratio of net operating income to Debt Service will equal at least the ratio that existed on the Closing Date; (E) Lender determines that the ratio of the outstanding principal balance of the Loan to appraised value of the project after restoration will not exceed the loan-to-value ratio that existed on the Closing Date; (F) Lender determines that restoration and repair of the Project to a condition approved by Lender will be completed within six months after the date of loss or casualty and in any event ninety (90) days prior to the Maturity Date; (G) Borrower promptly commences and is diligently pursuing restoration of the Project promptly upon adjustment of the loss with the casualty insurer; and (H) the Project, due to its legal non-conforming status, after the restoration will be in compliance with and permitted under all applicable zoning, building and land use laws, rules, regulations and ordinances governing legally non-conforming properties;

             (iii) if the conditions set forth in (i) and (ii) above are not satisfied in Lender's reasonable discretion, Lender may apply any insurance proceeds it may receive to the payment of the Loan or allow all or a portion of such proceeds to be used for the restoration of the Project; and

             (iv) notwithstanding anything to the contrary set forth in this section, Lender shall apply the insurance proceeds to restoration if and to the extent that Borrower as landlord under any of the anchor tenant leases would be required to restore the improvements damaged, provided no Event of Default or Potential Default then exists.

         (c) Insurance proceeds applied to restoration will be disbursed on receipt of reasonably satisfactory plans and specifications, contracts and subcontracts, schedules, budgets, lien waivers and architects' certificates, and otherwise in accordance with prudent commercial construction lending practices for construction loan advances (including appropriate retainages to ensure that all work is completed in a workmanlike manner).

         Section 3.3 Condemnation Awards . Borrower shall promptly give Lender written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding (a "Condemnation") and shall deliver to Lender copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation, Borrower, to the extent that any award or compensation (an "Award") is available, shall promptly proceed to restore, repair, replace or rebuild the same to the extent practicable to be of at least equal value and of substantially the same character as prior to such Condemnation, all to be effected in accordance with applicable law. Lender may participate in any such proceeding and Borrower will deliver to Lender all instruments necessary or required by Lender to permit such participation. Without Lender's prior consent (which shall not be unreasonably withheld), Borrower (a) shall not agree to any Award, and shall not take any action or (b) fail to take any action which would cause the Award to be determined. All Awards for the taking or purchase in lieu of condemnation of the Project or any part thereof are hereby assigned to and shall be paid to Lender. Borrower authorizes Lender to collect and receive such Awards, to give proper receipts and acquittances therefor, and in Lender's sole discretion to apply the same toward the payment of the Loan, notwithstanding that the Loan may not then be due and payable, or to the restoration of the Project; provided, however, if the Award is less than or equal to $100,000 and Borrower requests that such proceeds be used for non-structural site improvements (such as landscape, driveway, walkway and parking area repairs) required to be made as a result of such condemnation, Lender will apply the Award to such restoration in accordance with disbursement procedures applicable to insurance proceeds provided there exists no Potential Default or Event of Default, and provided further that Lender will make such Award available for restoration to the extent required by any of the anchor tenant leases and provided there shall not then exist an Event of Default or Potential Default hereunder. Borrower, upon request by Lender, shall execute all instruments requested to confirm the assignment of the Awards to Lender, free and clear of all liens, charges or encumbrances.

         Section 3.4 Impounds.

         (a) Subject to subsection (b) below, Borrower shall deposit with Lender, monthly, (a) one-twelfth (1/12th) of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty
(30) days prior to their respective due dates, and (b) one-twelfth (1/12th) of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the insurance policies required by Lender upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to expiration (said amounts in (a) and (b) above hereinafter called the " Tax and Insurance Escrow Fund"). At or before the advance of the Loan, Borrower shall deposit with Lender a sum of money which together with the monthly installments will be sufficient to make each of such payments thirty (30) days prior to the date any delinquency or penalty becomes due with respect to such payments. Deposits shall be made on the basis of Lender's estimate from time to time of the charges for the current year (after giving effect to any reassessment or, at Lender's election, on the basis of the charges for the prior year, with adjustments when the charges are fixed for the then current year). All funds so deposited shall be held by Lender, without interest, and may be commingled with Lender's general funds. Borrower hereby grants to Lender a security interest in all funds so deposited with Lender for the purpose of securing the Loan. While an Event of Default exists, the funds deposited may be applied in payment of the charges for which such funds have been deposited, or to the payment of the Loan or any other charges affecting the security of Lender, as Lender may elect, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender. Borrower shall furnish Lender with bills for the charges for which such deposits are required at least thirty (30) days prior to the date on which the charges first become payable. If at any time the amount on deposit with Lender, together with amounts to be deposited by Borrower before such charges are payable, is insufficient to pay such charges, Borrower shall deposit any deficiency with Lender immediately upon demand. Lender shall pay such charges when the amount on deposit with Lender is sufficient to pay such charges and Lender has received a bill for such charges.

         (b) Borrower's obligation to make monthly deposits into the Tax and Insurance Escrow Fund for the insurance required under Section 3.1(a)(i) shall be suspended so long as Tenant pays the Insurance Premiums for the Project required under the Leases as they become due and payable annually in advance and furnishes to Lender evidence of the renewal of each policy with receipts for the payment of Insurance Premiums or other evidence of such payment reasonably satisfactory to Lender. In the event that Tenant fails to maintain insurance in compliance with this Section 3.4, Lender may obtain such insurance and pay the premium therefor and Borrower shall, on dema nd, reimburse Lender for all expenses incurred in connection therewith and thereafter, Borrower shall be required to make monthly deposits into the Tax and Insurance Escrow Fund in accordance with subsection (a) above.











                                                                        Page 10A

                                   ARTICLE 4
                              ENVIRONMENTAL MATTERS

         Section 4.1 Certain Definitions. As used herein, the following terms have the meanings indicated:

         (a) "Environmental Laws" means any federal, state or local law (whether imposed by statute, ordinance, rule, regulation, administrative or judicial order, or common law), now or hereafter enacted, governing health, safety, industrial hygiene, the environment or natural resources, or Hazardous Materials, including, without limitation, such laws governing or regulating (i) the use, generation, storage, removal, recovery, treatment, handling, transport, disposal, control, release, discharge of, or exposure to, Hazardous Materials,
(ii) the transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of such property, or (iii) requiring notification or disclosure of releases of Hazardous Materials or other environmental conditions whether or not in connection with a transfer of title to or interest in property.

         (b) "Hazardous Materials" means (i) petroleum or chemical products, whether in liquid, solid, or gaseous form, or any fraction or by-product thereof, (ii) asbestos or asbestos-containing materials, (iii) polychlorinated biphenyls (pcbs), (iv) radon gas, (v) underground storage tanks, (vi) any explosive or radioactive substances, (vii) lead or lead-based paint, or (viii) any other substance, material, waste or mixture which is or shall be listed, defined, or otherwise determined by any governmental authority to be hazardous, toxic, dangerous or otherwise regulated, controlled or giving rise to liability under any Environmental Laws.

         Section 4.2 Representations and Warranties on Environmental Matters. To Borrower's knowledge, except as set forth in the Site Assessment, (a) no Hazardous Material is now or was formerly used, stored, generated, manufactured, installed, treated, discharged, disposed of or otherwise present at or about the Project or any property adjacent to the Project (except for cleaning and other products currently used in connection with the routine maintenance or repair of the Project in full compliance with Environmental Laws) and no Hazardous Material was removed or transported from the Project, (b) all permits, licenses, approvals and filings required by Environmental Laws have been obtained, and the use, operation and condition of the Project does not, and did not previously, violate any Environmental Laws, (c) no civil, criminal or administrative action, suit, claim, hearing, investigation or proceeding has been brought or been threatened, nor have any settlements been reached by or with any parties or any liens imposed in connection with the Project concerning Hazardous Materials or Environmental Laws; and (d) no underground storage tanks exist on any part of the Project.

         Section 4.3 Covenants on Environmental Matters.

         (a) Borrower shall (i) comply strictly and in all material respects with applicable Environmental Laws; (ii) notify Lender immediately upon Borrower's discovery of any spill, discharge, release or presence of any Hazardous Material at, upon, under, within, contiguous to or otherwise affecting the Project; (iii) promptly remove such Hazardous Materials and remediate the

Project in full compliance with Environmental Laws or as reasonably required by Lender based upon the recommendations and specifications of an independent environmental consultant approved by Lender; and (iv) promptly forward to Lender copies of all orders, notices, permits, applications or other communications and reports in connection with any spill, discharge, release or the presence of any Hazardous Material or any other matters relating to the Environmental Laws or any similar laws or regulations, as they may affect the Project or Borrower.

         (b) Borrower shall not cause, shall prohibit any other Person within the control of Borrower from causing, and shall use prudent, commercially reasonable efforts to prohibit other Persons (including tenants) from (i) causing any spill, discharge or release, or the use, storage, generation, manufacture, installation, or disposal, of any Hazardous Materials at, upon, under, within or about the Project or the transportation of any Hazardous Materials to or from the Project (except for cleaning and other products used in connection with routine maintenance or repair of the Project in full compliance with Environmental Laws), (ii) installing any underground storage tanks at the Project, or (iii) conducting any activity that requires a permit or other authorization under Environmental Laws.

         (c) Borrower shall provide to Lender, at Borrower's expense promptly upon the written request of Lender from time to time (provided that Lender has a reasonable basis for requesting same), a Site Assessment or, if required by Lender (provided that Lender has a reasonable basis for requiring same), an update to any existing Site Assessment, to assess the presence or absence of any Hazardous Materials and the potential costs in connection with abatement, cleanup or removal of any Hazardous Materials found on, under, at or within the Project. Borrower shall pay the cost of no more than one such Site Assessment or update in any thirty-six (36)-month period, unless Lender's request for a Site Assessment is based on information provided under Section 4.3(a), a reasonable suspicion of Hazardous Materials at or near the Project, a breach of representations under Section 4.2, or an Event of Default, in which case any such Site Assessment or update shall be at Borrower's expense. Borrower shall provide to Lender, at Lender's expense, an updated Site Assessment in the event Lender requests same solely to satisfy the requirements of a securitization of the Loan.

         Section 4.4 Allocation of Risks and Indemnity. As between Borrower and Lender, all risk of loss associated with non-compliance with Environmental Laws, or with the presence of any Hazardous Material at, upon, within, contiguous to or otherwise affecting the Project, shall lie solely with Borrower. Accordingly, Borrower shall bear all risks and costs associated with any loss (including any loss in value attributable to Hazardous Materials), damage or liability therefrom, including all costs of removal of Hazardous Materials or other remediation required by Lender or by law. Borrower shall indemnify, defend and hold Lender and its shareholders, directors, officers, employees and agents harmless from and against all loss, liabilities, damages, claims, costs and expenses (including reasonable costs of defense and consultant fees, investigation and laboratory fees, court costs, and other litigation expenses) arising out of or associated, in any way, with (a) the non-compliance with Environmental Laws, or (b) the existence of Hazardous Materials in, on, or about the Project, (c) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to Hazardous Materials; (d) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, (e) a breach of any representation, warranty or covenant contained in this Article 4, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, or (f) the imposition of any environmental lien encumbering the Project; provided, however, Borrower shall not be liable under such indemnification to the extent such loss, liability, damage, claim, cost or expense results solely from Lender's gross negligence or willful misconduct. Borrower's obligations under this Section 4.4 shall arise whether or not any governmental authority has taken or threatened any action in connection with the presence of any Hazardous Material, and whether or not the existence of any such Hazardous Material or potential liability on account thereof is disclosed in the Site Assessment and shall continue notwithstanding the repayment of the Loan or any transfer or sale of any right, title and interest in the Project (by foreclosure, deed in lieu of foreclosure or otherwise). Additionally, if any Hazardous Materials affect or threaten to affect the Project, Lender may (but shall not be obligated to) give such notices and take such actions as it deems necessary or advisable at the expense of the Borrower in order to abate the discharge of any Hazardous Materials or remove the Hazardous Materials. Any amounts payable to Lender by reason of the application of this Section 4.4 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. The obligations and liabilities of Borrower under this Section 4.4 shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure or delivery of a deed in lieu of foreclosure.

         Section 4.5 No Waiver. Notwithstanding any provision in this Article 4 or elsewhere in the Loan Documents, or any rights or remedies granted by the Environmental Indemnity Agreement or the Loan Documents, Lender does not waive and expressly reserves all rights and benefits now or hereafter accruing to Lender under the "security interest" or "secured creditor" exception under applicable Environmental Laws, as the same may be amended. No action taken by Lender pursuant to the Environmental Indemnity Agreement or the Loan Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the "security interest exception."

         Section 4.6 Lender Cure Rights. If there is a release of Hazardous Materials affecting the Project, whether or not the release originates or emanates from the Project or any contiguous real estate, or if Borrower shall fail to comply with any Environmental Laws, Lender may at its election, but without the obligation to do so, upon three (3) Business Days' notice to Borrower (provided the delay caused by the giving of notice shall not, in Lender's sole opinion, cause substantial damage to the Project), take any and all actions as Lender shall deem necessary or advisable in order to remedy the release of Hazardous Materials or cure said failure of compliance, and any amounts paid by Lender as a result thereof, together with interest thereon at the Default Rate from the date of payment by Lender, shall be immediately due and payable by Borrower to Lender and until paid shall be added to and become part of the Loan and shall have the benefit of the lien created by the Loan Documents.

                                   ARTICLE 5
                                 LEASING MATTERS

         Section 5.1 Representations and Warranties on Leases. Borrower represents and warrants to Lender with respect to leases of the Project that to the best of Borrower's knowledge: (a) the rent roll delivered to Lender is true and correct, and the leases are valid and in and full force and effect; (b) the leases (including amendments) are in writing, and there are no oral agreements with respect thereto; (c) the copies of the leases delivered to Lender are true and complete; (d) neither the landlord nor any tenant is in default under any of the leases; (e) Borrower has no knowledge of any notice of termination or default with respect to any lease; (f) Borrower has not assigned or pledged any of the leases, the rents or any interests therein except to Lender; (g) no tenant or other party has an option to purchase all or any portion of the Project; (h) no tenant has the right to terminate its lease prior to expiration of the stated term of such lease; (i) no tenant has prepaid more than one month's rent in advance (except for bona fide security deposits not in excess of an amount equal to two month's rent); and (j) all existing leases are subordinate to the Mortgage either pursuant to their terms or a recorded subordination agreement.

         Section 5.2 Standard Lease Form; Approval Rights. All leases and other rental arrangements in effect on the date hereof have in all respects been approved by Lender. Any lease entered into subsequent to the date hereof shall be on a standard lease form approved by Lender with no modifications (except as approved by Lender, which approval will not be unreasonably withheld or delayed) and which approval shall be deemed given if Lender shall not respond in writing to any executed lease delivered to Lender within ten (10) Business Days of its receipt of all required submittals. Such lease form shall provide that (a) the lease is subordinate to the Mortgage, (b) the tenant shall attorn to Lender, and
(c) that any cancellation, surrender, or amendment of such lease without the prior written consent of Lender shall be voidable by Lender. Borrower shall hold, in trust, all tenant security deposits in a segregated account, and, to the extent required by applicable law, shall not commingle any such funds with any other funds of Borrower. Within ten (10) days after Lender's request, Borrower shall furnish to Lender a statement of all tenant security deposits, and copies of all leases not previously delivered to Lender, certified by Borrower as being true and correct. Notwithstanding anything contained in the Loan Documents, Lender's approval shall not be required for future leases or lease extensions if the following conditions are satisfied: (i) there exists no Potential Default or Event of Default; (ii) the lease or lease extension is on the standard lease form approved by Lender with no modifications; (iii) the lease does not conflict with any restrictive covenant affecting the Project or any other lease for space in the Project; and (iv) the lease is in accordance with leasing parameters approved by Lender regarding rent, term, size, and credit rating of tenants. Lender may evaluate potential leases with respect to, among other factors, overall tenant mix, compatibility of intended use with the Project's market niche, cost of tenant improvements, and/or contingency, go dark and lease termination rights. Leases that require the approval of Lender shall be submitted to Lender at least ten (10) Business Days prior to the proposed execution date. All reasonable costs and expenses incurred by Lender in its review and approval of any lease shall be paid by Borrower promptly upon request.

         Section 5.3 Covenants. Borrower (a) shall perform all material obligations which Borrower is required to perform under the leases; (b) shall enforce the obligations to be performed by the tenants; (c) shall promptly furnish to Lender any notice of default or termination received by Borrower from any tenant, and any notice of default or termination given by Borrower to any tenant; (d) shall not collect any rents for more than thirty (30) days in advance of the time when the same shall become due, except for bona fide security deposits not in excess of an amount equal to two month's rent; (e) shall not enter into any ground lease or master lease of any part of the Project; (f) shall not further assign or encumber any lease; (g) shall not, except with Lender's prior written consent, cancel or accept surrender or termination of any lease except in accordance with the express terms of such lease; (h) shall not, except with Lender's prior written consent, modify or amend any lease (except for minor modifications and amendments entered into in the ordinary course of business, consistent with prudent property management practices, not reducing the rental payable thereunder or otherwise adversely affecting the economic terms of the lease); (i) shall assign to Lender any letter of credit evidencing a security deposit on such terms as may be required by Lender and shall deliver the original of such letter(s) of credit to Lender;
(j) with respect to commercial property, shall deposit with Lender any lease termination or cancellation fees which shall be held in the Rollover Escrow Fund; and (k) shall not lease, or permit the use of, any space in the Project as a dry cleaner with an on-site plant. Any action in violation of clauses (e),
(f), (g), and (h) of this Section 5.3 shall be void at the election of Lender.

         Section 5.4 Tenant Estoppels. At Lender's request, Borrower shall obtain and furnish to Lender, written estoppels in form and substance reasonably satisfactory to Lender, executed by tenants under leases in the Project and confirming the term, rent, and other provisions and matters relating to the leases.

                                   ARTICLE 6
                         REPRESENTATIONS AND WARRANTIES

         Borrower represents, warrants and covenants to Lender that:

         Section 6.1 Organization, Power and Authority. Borrower and each Borrower Party (a) is duly organized, validly existing and in good standing under the laws of the state of its formation or existence, (b) is in compliance with all legal requirements applicable to doing business in the State, and (c) has the necessary governmental approvals to own and operate the Project and conduct the business now conducted or to be conducted thereon. Borrower has the full power, authority and right to execute, deliver and perform its obligations pursuant to this Loan Agreement and the other Loan Documents, and to mortgage the Project pursuant to the terms of the Mortgage and to keep and observe all of the terms of this Loan Agreement and the other Loan Documents on Borrower's part to be performed. Borrower is not a "foreign person" within the meaning of ss. 1445(f)(3) of the Internal Revenue Code.

         Section 6.2 Validity of Loan Documents. The execution, delivery and performance by Borrower and each Borrower Party of the Loan Documents: (a) are duly authorized and do not require the consent or approval of any other party or governmental authority which has not been obtained; and (b) will not violate any law or result in the imposition of any lien, charge or encumbrance upon the assets of any such party, except as contemplated by the Loan Documents. The Loan

Documents constitute the legal, valid and binding obligations of Borrower and each Borrower Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights.

         Section 6.3 Liabilities; Litigation.

         (a) The financial statements delivered by Borrower and each Borrower Party are true and correct with no significant change since the date of preparation. Except as disclosed in such financial statements, there are no liabilities (fixed or contingent) affecting the Project, Borrower or any Borrower Party. Except as disclosed in such financial statements, there is no litigation, administrative proceeding, investigation or other legal action (including any proceeding under any state or federal bankruptcy or insolvency law) pending or, to the knowledge of Borrower, threatened, against the Project, Borrower or any Borrower Party which if adversely determined could have a material adverse effect on such party, the Project or the Loan.

         (b) Neither Borrower nor any Borrower Party is contemplating either the filing of a petition by it under state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and neither Borrower nor any Borrower Party has knowledge of any Person contemplating the filing of any such petition against it.

         Section 6.4 Taxes and Assessments. The Project is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot. There are no pending or, to Borrower's best knowledge, proposed, special or other assessments for public improvements or otherwise affecting the Project, nor are there any contemplated improvements to the Project that may result in such special or other assessments.

         Section 6.5 Other Agreements; Defaults. Neither Borrower nor any Borrower Party is a party to any agreement or instrument or subject to any court order, injunction, permit, or restriction which might adversely affect the Project or the business, operations, or condition (financial or otherwise) of Borrower or any Borrower Party. Neither Borrower nor any Borrower Party is in violation of any agreement which violation would have an adverse effect on the Project, Borrower, or any Borrower Party or Borrower's or any Borrower Party's business, properties, or assets, operations or condition, financial or otherwise.

         Section 6.6 Compliance with Law.

         (a) Borrower and each Borrower Party have all requisite licenses, permits, franchises, qualifications, certificates of occupancy or other governmental authorizations to own, lease and operate the Project and carry on its business, and to Borrower's knowledge the Project is in compliance with all applicable legal requirements and except as set forth in the property condition report provided to Lender, is free of structural defects, and all building systems contained therein are in good working order, subject to ordinary wear and tear. To Borrower's knowledge, the Project may constitute, in whole, a legally non-conforming use under applicable legal requirements;

         (b) No condemnation has been commenced or, to Borrower's knowledge, is contemplated with respect to all or any portion of the Project or for the relocation of roadways providing access to the Project; and

         (c) The Project has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. All public utilities necessary or convenient to the full use and enjoyment of the Project are located in the public right-of-way abutting the Project, and all such utilities are connected so as to serve the Project without passing over other property, except to the extent such other property is subject to a perpetual easement for such utility benefiting the Project. All roads necessary for the full utilization of the Project for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities.

         Section 6.7 Location of Borrower. Borrower's principal place of business and chief executive offices are located at the address stated in
Section 11.1.

         Section 6.8 ERISA.

         (a) As of the date hereof and throughout the term of the Loan, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

         (b) As of the date hereof and throughout the term of the Loan (i) Borrower is not and will not be a "governmental plan" within the meaning of
Section 3(3) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

         Section 6.9 Forfeiture. There has not been and shall never be committed by Borrower or any other person in occupancy of or involved with the operation or use of the Project any act or omission affording the federal government or any state or local government the right of forfeiture as against the Project or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

         Section 6.10 Tax Filings. Borrower and each Borrower Party have filed (or have obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower and each Borrower Party, respectively. Borrower and each Borrower Party believe that their respective tax returns properly reflect the income and taxes of Borrower and each Borrower Party, respectively, for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

         Section 6.11 Solvency. Giving effect to the Loan, the fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its Debts as such Debts become absolute and matured, Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur Debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Debts as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower). Except as expressly disclosed to Lender in writing, no petition in bankruptcy has been filed against Borrower or any Borrower Party in the last seven (7) years, and neither Borrower or any Borrower Party in the last seven (7) years has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors.

         Section 6.12 Full and Accurate Disclosure. No statement of fact made by or on behalf of Borrower or any Borrower Party in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender which adversely affects, nor as far as Borrower can foresee, might adversely affect, the Project or the business, operations or condition (financial or otherwise) of Borrower or any Borrower Party.

         Section 6.13 Flood Zone. No portion of the improvements comprising the Project is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1994, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.1 hereof.

         Section 6.14 Single Purpose Entity/Separateness. Borrower represents, warrants and covenants as follows:

         (a) Borrower has not owned, does not own, and will not own any asset or property other than (i) the Project, and (ii) incidental personal property necessary for the ownership or operation of the Project.

         (b) Borrower will not engage in any business other than the ownership, management and operation of the Project and Borrower will conduct and operate its business as presently conducted and operated.

         (c) Borrower will not enter into any contract or agreement with any Affiliate of the Borrower, any constituent party of Borrower, or any Affiliate of any constituent party, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

         (d) Borrower has not incurred and will not incur any Debt other than
(i) the Loan, (ii) trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are normal and reasonable under the circumstances, provided such debt is not evidenced by a note and is paid when due, and (iii) Debt incurred in the financing of equipment and other personal property used on the Project. No indebtedness other than the Loan may be secured (subordinate or pari passu) by the Project.

         (e) Borrower has not made and will not make any loans or advances to any third party (including any affiliate or constituent party or any affiliate of any constituent party), and shall not acquire obligations or securities of its affiliates or any constituent party.

         (f) Borrower is and will remain solvent and Borrower will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its own funds and assets as the same shall become due.

         (g) Borrower has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Borrower will not, nor will Borrower permit any constituent party to materially amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of Borrower or such constituent party without the prior written consent of Lender.

         (h) Borrower will maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates and any constituent party and Borrower will file its own tax returns, provided Borrower may file its tax returns on a consolidated basis. Borrower shall maintain its books, records, resolutions and agreements as official records.

         (i) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of Borrower, any constituent party of Borrower, or any Affiliate of any constituent party), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other and shall maintain and utilize a separate telephone number, if any, and separate stationery, invoices and checks.

         (j) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

         (k) Neither Borrower nor any constituent party will seek the dissolution, winding up, liquidation, consolidation or merger in whole or in part, of the Borrower.

         (l) Borrower will not commingle the funds and other assets of Borrower with those of any Affiliate or constituent party, or any Affiliate of any constituent party, or any other person.

         (m) Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party, or any Affiliate of any constituent party, or any other person.

         (n) Borrower does not and will not hold itself out to be responsible for the debts or obligations of any other person.

         (o) If Borrower is a limited partnership or a limited liability company, each general partner or managing member (each, an "SPC Party") shall be a limited liability company whose sole asset is its interest in Borrower and each such SPC Party will at all times comply, and will cause Borrower to comply, with each of the representations, warranties, and covenants contained in this
Section 6.14 as if such representation, warranty or covenant was made directly by such SPC Party.

         Section 6.15 Compliance with Anti-Terrorism Orders.

         (a) Borrower and each partner, member or stockholder in Borrower, and all beneficial owners of Borrower and any such partner, member or stockholder, are, to Borrower's actual knowledge, in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the "Order") and other similar requirements contained in the rules and regulations of the Office of Foreign Asset Control, Department of the Treasury ("OFAC") and in any enabling legislation or other Executive Orders in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the "Orders"). Borrower agrees to make its policies, procedures and practices regarding compliance with the Orders of any Persons who, pursuant to transfers permitted by the Mortgage, become stockholders, members, partners or other investors of Borrower available to Lender for its review and inspection during normal business hours and upon reasonable prior notice.

         (b) Neither Borrower, any partner, member or stockholder in Borrower nor the beneficial owner of Borrower or any such partner, member or stockholder:

             (i) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the "Lists");

             (ii) is a Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders;

             (iii) is owned or controlled by, nor acts for or on behalf of, any
                   Person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders;

             (iv) shall transfer or permit the transfer of any interest in Borrower or any Borrower Party to any Person who is or whose beneficial owners are listed on the Lists; or

             (v) shall knowingly lease space in the Project to any Person who is listed on the Lists or who is engaged in illegal activities.

         (c) If Borrower obtains knowledge that Borrower or any of its partners, members or stockholders or their beneficial owners become listed on the Lists or are indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Borrower shall immediately notify Lender.

         (d) If Borrower obtains knowledge that any tenant in the Project has become listed on the Lists or is convicted, pleads nolo contendere, indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Borrower shall immediately notify Lender.

         (e) If a tenant at the Project is listed on the Lists or is convicted or pleads nolo contendere to charges related to activity prohibited in the Orders, then proceeds from the rents of such tenant shall not be used to pay Debt Service and Borrower shall provide Lender such representations and verifications as Lender shall reasonably request that such rents are not being so used.

         (f) If a tenant at the Project is arrested on such charges, and such charge is not dismissed within thirty (30) days thereafter, Lender may at its option notify Borrower to exclude such rents from the Debt Service payments.

         (g) If Borrower or any Borrower Party is listed on the Lists, no earn-out disbursements, escrow disbursements, or other disbursements under the Loan Documents shall be made and all of such funds shall be paid in accordance with the direction of a court of competent jurisdiction.

         Section 6.16 Property Specific Representations. The management agreement for the Project is in full force and effect and there is no default or violation by any party thereunder.

                                   ARTICLE 7
                               FINANCIAL REPORTING

         Section 7.1 Financial Statements.

         (a) Monthly Reports. Until the Loan is sold in a Secondary Market Transaction, Borrower shall furnish to Lender within fifteen (15) days after the end of each calendar month, a current rent roll and a detailed operating statement (showing monthly activity and year-to-date) stating operating revenues, operating expenses, operating income and net cash flow for the calendar month just ended.

         (b) Quarterly Reports. Within forty-five (45) days after the end of each calendar quarter, Borrower shall furnish to Lender a current rent roll and a detailed operating statement (showing quarterly activity and year-to-date) stating operating revenues, operating expenses, operating income and net cash flow for the calendar quarter just ended.

         (c) Annual Reports. Within ninety (90) days after the end of each fiscal year of Borrower's operation of the Project, Borrower shall furnish to Lender a current (as of the end of such fiscal year) balance sheet, a detailed operating statement stating operating revenues, operating expenses, operating income and net cash flow for each of Borrower and the Project, and, if required by Lender, prepared on a review basis and certified by an independent public accountant reasonably satisfactory to Lender. Borrower's annual financial statements shall include (i) a list of the tenants, if any, occupying more than twenty percent (20%) of the total floor area of the Project, (ii) a breakdown showing the year in which each lease then in effect expires, and (iii) a breakdown of the percentage of total floor area of the Project and the percentage of base rent with respect to which leases shall expire in each year, each such percentage to be expressed on both a per year and a cumulative basis.

         (d) Certification; Supporting Documentation. Each such financial statement shall be in scope and detail reasonably satisfactory to Lender and certified by the chief financial representative of Borrower. With respect to the required annual statements, Lender shall accept such statements with respect to Borrower and the Project as Cedar Income Fund, Ltd. is required to submit to the Securities and Exchange Commission as part of its annual 10-K filings with respect to Borrower and the Project.

         Section 7.2 Accounting Principles. All financial statements shall be prepared in accordance with generally accepted accounting principles in the United States of America in effect on the date so indicated and consistently applied (or such other accounting basis reasonably acceptable for Lender).

         Section 7.3 Other Information; Access. Borrower shall deliver to Lender such additional information as may be reasonably requested by Lender regarding Borrower, its subsidiaries, its business, any Borrower Party, and the Project within 30 days after Lender's request therefor. Borrower shall permit Lender to examine such records, books and papers of Borrower which reflect upon its financial condition and the income and expenses of the Project. In the event that Borrower fails to forward the financial statements required in this Article 7 within thirty (30) days after written request, Lender shall have the right to audit such records, books and papers at Borrower's expense.

         Section 7.4 Annual Budget. At least thirty (30) days prior to the commencement of each fiscal year, Borrower will provide to Lender its proposed annual operating and capital improvements budget for such fiscal year for review and approval by Lender, which approval shall not be unreasonably withheld or delayed and which shall be deemed granted if Lender shall not respond in writing to such items within thirty (30) days of its receipt thereof.

                                   ARTICLE 8
                                   COVENANTS

         Borrower covenants and agrees with Lender as follows:

         Section 8.1 Due On Sale and Encumbrance; Transfers of Interests. Without the prior written consent of Lender, neither Borrower nor any other Person having an ownership or beneficial interest in Borrower shall sell, transfer, convey, mortgage, pledge, or assign any interest in the Project or any part thereof or further encumber, alienate, grant a Lien or grant any other interest in the Project or any part thereof, whether voluntarily or involuntarily, in violation of the covenants and conditions set forth in the Mortgage.

         Section 8.2 Taxes; Utility Charges. Except to the extent sums sufficient to pay all Taxes (defined herein) have been previously deposited with Lender as part of the Tax and Insurance Escrow Fund and subject to Borrower's right to contest in accordance with Section 11.8 hereof, Borrower shall pay before any fine, penalty, interest or cost may be added thereto, and shall not enter into any agreement to defer, any real estate taxes and assessments, franchise taxes and charges, and other governmental charges (the "Taxes") that may become a Lien upon the Project or become payable during the term of the Loan. Borrower's compliance with Section 3.4 of this Agreement relating to impounds for Taxes shall, with respect to payment of such Taxes, be deemed compliance with this Section 8.2. Borrower shall not suffer or permit the joint assessment of the Project with any other real property constituting a separate tax lot or with any other real or personal property. Borrower shall promptly pay, or cause to be paid, for all utility services provided to the Project.

         Section 8.3 Control; Management. There shall be no change in the day-to-day control and management of Borrower or Borrower's general partner or managing member other than to an entity owned or controlled by Cedar Income Fund, Ltd. or KIMCO Preferred Investor III, Inc. without the prior written consent of Lender. Borrower shall not terminate, replace or appoint any manager or terminate or amend the management agreement for the Project without Lender's prior written approval, which approval shall not be unreasonably withheld. Any change in ownership or control of the manager shall be cause for Lender to re-approve such manager and management agreement. Each manager shall hold and maintain all necessary licenses, certifications and permits required by law. Borrower shall fully perform all of its covenants, agreements and obligations under the management agreement. The management fee payable under the management agreement shall not exceed four percent (4%) of rental collections.

         Section 8.4 Operation; Maintenance; Inspection. Borrower shall observe and comply with all legal requirements applicable to the ownership, use and operation of the Project. Borrower shall maintain the Project in good condition and promptly repair any damage or casualty. Borrower shall permit Lender and its agents, representatives and employees, upon reasonable prior notice to Borrower, to inspect the Project and conduct such environmental and engineering studies as Lender may require, provided such inspections and studies do not materially interfere with the use and operation of the Project.

         Section 8.5 Taxes on Security. Borrower shall pay all taxes, charges, filing, registration and recording fees, excises and levies payable with respect to the Note or the Liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on Lender. If there shall be enacted any law (a) deducting the Loan from the value of the Project for the purpose of taxation, (b) affecting any Lien on the Project, or (c) changing existing laws of taxation of mortgages, deeds of trust, security deeds, or debts secured by real property, or changing the manner of collecting any such taxes, Borrower shall promptly pay to Lender, on demand, all taxes, costs and charges for which Lender is or may be liable as a result thereof; however, if such payment would be prohibited by law or would render the Loan usurious, then instead of collecting such payment, Lender may declare all amounts owing under the Loan Documents to be immediately due and payable.

         Section 8.6 Legal Existence; Name, Etc. Borrower and each SPC Party shall preserve and keep in full force and effect its entity status, franchises, rights and privileges under the laws of the state of its formation, and all qualifications, licenses and permits applicable to the ownership, use and operation of the Project. Neither Borrower nor any general partner or managing member of Borrower shall wind up, liquidate, dissolve, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets, or acquire all or substantially all of the assets of the business of any Person, or permit any subsidiary or Affiliate of Borrower to do so. Borrower shall not change its name, identity, state of formation, or organizational structure, or the location of its chief executive office or principal place of business unless Borrower (a) shall have obtained the prior written consent of Lender to such change, and (b) shall have taken all actions necessary or requested by Lender to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents. The name of Borrower, type of entity, organization number, and state of formation set forth in this Agreement accurately reflect such information as shown on the public record of Borrower's jurisdiction of organization.

         Section 8.7 Further Assurances. Borrower shall promptly (a) cure any defects in the execution and delivery of the Loan Documents and the Environmental Indemnity Agreement, and (b) execute and deliver, or cause to be executed and delivered, all such other documents, agreements and instruments as Lender may reasonably request to further evidence and more fully describe the collateral for the Loan, to correct any omissions in the Loan Documents, to perfect, protect or preserve any liens created under any of the Loan Documents and the Environmental Indemnity Agreement, or to make any recordings, file any notices, or obtain any consents, as may be necessary or appropriate in connection therewith. Borrower grants Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender under the Loan Documents and the Environmental Indemnity Agreement, at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 8.7.

         Section 8.8 Estoppel Certificates. Borrower, within ten (10) days after request, shall furnish to Lender a written statement, duly acknowledged, setting forth the amount due on the Loan, the terms of payment of the Loan, the date to which interest has been paid, whether any offsets or defenses exist against the Loan and, if any are alleged to exist, the nature thereof in detail, and such other matters as Lender reasonably may request.

         Section 8.9 Notice of Certain Events. Borrower shall promptly notify Lender of (a) any Potential Default or Event of Default, together with a detailed statement of the steps being taken to cure such Potential Default or Event of Default; (b) any notice of default received by Borrower under other obligations relating to the Project or otherwise material to Borrower's business; and (c) any threatened or pending legal, judicial or regulatory proceedings, including any dispute between Borrower and any governmental authority, affecting Borrower or the Project.

         Section 8.10 Indemnification. Unless caused by the gross negligence or willful misconduct of Lender, Borrower shall protect, defend, indemnify and save harmless Lender its shareholders, directors, officers, employees and agents from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Lender by reason of (a) ownership of the Mortgage, the Project or any interest therein or receipt of any rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Project or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about the Project or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) performance of any labor or services or the furnishing of any materials or other property in respect of the Project or any part thereof; and (e) the failure of any Person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Agreement, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Agreement is made. Any amounts payable to Lender by reason of the application of this section shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid.

         Section 8.11 Cooperation. Borrower acknowledges that Lender and its successors and assigns may (a) sell this Agreement, the Mortgage, the Note, the other Loan Documents, and the Environmental Indemnity Agreement, and any and all servicing rights thereto to one or more investors as a whole loan, (b) participate the Loan to one or more investors, (c) deposit this Agreement, the Note, other Loan Documents, and the Environmental Indemnity Agreement with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (d) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter each referred to as "Secondary Market Transaction"). Borrower shall cooperate with Lender in effecting any such Secondary Market Transaction and shall cooperate to implement all requirements imposed by any Rating Agency involved in any Secondary Market Transaction. Borrower shall provide such information, legal opinions and documents relating to the Borrower, the Project and any tenants of the Project as Lender may reasonably request in connection with such Secondary Market Transaction at no third-party professional expense unless otherwise required by the Loan Documents. In addition, Borrower shall make available to Lender all information concerning its business and operations that Lender may reasonably request. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms and other third-party advisory firms involved with the Loan and the Loan Documents or the applicable Secondary Market Transaction. It is understood that the information provided by Borrower to Lender may ultimately be incorporated into the offering documents for the Secondary Market Transaction and thus various investors may also see some or all of the information. Lender and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by, or on behalf of, Borrower and Borrower indemnifies Lender as to any losses, claims, damages or liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such information or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such information or necessary in order to make the statements in such information, or in light of the circumstances under which they were made, not misleading.

         Section 8.12 Payment For Labor and Materials. Subject to Borrower's right to contest in accordance with Section 11.8 hereof, Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Project and never permit to exist beyond the due date thereof in respect of the Project or any part thereof any Lien, even though inferior to the Liens hereof, and in any event never permit to be created or exist in respect of the Project or any part thereof any other or additional Lien other than the Liens hereof, except for the Permitted Encumbrances (defined in the Mortgage).

         Section 8.13 Financial Covenants. Borrower acknowledges that (a) the Joinder attached hereto contains the covenants of Joinder Party (i) to maintain a minimum net worth of $5,000,000.00 at all times during the term of the Loan, and (ii) to maintain a minimum liquidity of $1,000,000.00 during the term of the Loan, and (b) a default under such covenants shall be a default under this Agreement.

                                   ARTICLE 9
                                EVENTS OF DEFAULT

         Each of the following shall constitute an Event of Default under the
Loan:

         Section 9.1 Payments. Borrower's failure to pay any regularly scheduled installment of principal, interest or other amount due under the Loan Documents within five (5) days of (and including) the date when due, or Borrower's failure to pay the Loan at the Maturity Date, whether by acceleration or otherwise.

         Section 9.2 Insurance. Borrower's failure to maintain insurance as required under Section 3.1 of this Agreement which failure is not cured within three (3) Business Days of receipt of notice from Lender of such failure.

         Section 9.3 Sale, Encumbrance, Etc. The sale, transfer, conveyance, pledge, mortgage or assignment of any part or all of the Project, or any interest therein, or of any interest in Borrower, in violation of the Mortgage.

         Section 9.4 Covenants. Borrower's failure to perform or observe any of the agreements and covenants contained in this Agreement or in any of the other Loan Documents (other than payments under Section 9.1, insurance requirements under Section 9.2, transfers and encumbrances under Section 9.3, and the Events of Default described in Sections 9.7 and 9.8 below), and the continuance of such failure for twenty (20) days after notice by Lender to Borrower; however, subject to any shorter period for curing any failure by Borrower as specified in any of the other Loan Documents, Borrower shall have an additional sixty (60) days to cure such failure if (a) such failure does not involve the failure to make payments on a monetary obligation; (b) such failure cannot reasonably be cured within twenty (20) days; (c) Borrower is diligently undertaking to cure such default; and (d) Borrower has provided Lender with security reasonably satisfactory to Lender against any interruption of payment or impairment of collateral as a result of such continuing failure.

         Section 9.5 Representations and Warranties. Any representation or warranty made in any Loan Document proves to be untrue in any material respect when made or deemed made.

         Section 9.6 Other Encumbrances. Any default under any document or instrument, other than the Loan Documents, evidencing or creating a Lien on the Project or any part thereof, not cured within any applicable grace or cure period therein.

         Section 9.7 Involuntary Bankruptcy or Other Proceeding. Commencement of an involuntary case or other proceeding against Borrower, any Borrower Party or any other Person having an ownership or security interest in the Project (each, a "Bankruptcy Party") which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 60 days; or an order for relief against a Bankruptcy Party shall be entered in any such case under the Federal Bankruptcy Code.

         Section 9.8 Voluntary Petitions, etc. Commencement by a Bankruptcy Party of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its Debts or other liabilities under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, or consent by a Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by a Bankruptcy Party of a general assignment for the benefit of creditors, or the failure by a Bankruptcy Party, or the admission by a Bankruptcy Party in writing of its inability, to pay its debts generally as they become due, or any action by a Bankruptcy Party to authorize or effect any of the foregoing.

         Section 9.9 Anti-Terrorism. If Borrower or any Borrower Party is listed on the Lists or is convicted or pleads nolo contendere to charges related to activity prohibited in the Orders, or if Borrower or any Borrower Party is arrested on charges related to activity prohibited in the Orders and such charge is not dismissed within thirty (30) days thereafter.

                                   ARTICLE 10
                                    REMEDIES

         Section 10.1 Remedies - Insolvency Events. Upon the occurrence of any Event of Default described in Section 9.7 or 9.8, all amounts due under the Loan Documents immediately shall become due and payable, all without written notice and without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or any other notice of default of any kind, all of which are hereby expressly waived by Borrower; however, if the Bankruptcy Party under
Section 9.7 or 9.8 is other than Borrower, then all amounts due under the Loan Documents shall become immediately due and payable at Lender's election, in Lender's sole discretion.

         Section 10.2 Remedies - Other Events. Except as set forth in Section
10.1 above, while any Event of Default exists, Lender may (a) declare the entire Loan to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or other notice of default of any kind, all of which are hereby expressly waived by Borrower, and
(b) exercise all rights and remedies therefor under the Loan Documents and at law or in equity.

         Section 10.3 Lender's Right to Perform the Obligations. If Borrower shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then while any Event of Default exists, and without notice to or demand upon Borrower and without waiving or releasing any other right, remedy or recourse Lender may have because of such Event of Default, Lender may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Borrower, and shall have the right to enter upon the Project for such purpose and to take all such action thereon and with respect to the Project as it may deem necessary or appropriate. If Lender shall elect to pay any sum due with reference to the Project, Lender may do so in reliance on any bill, statement or assessment procured from the appropriate governmental authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Lender shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Borrower shall indemnify Lender for all losses, expenses, damages, claims and causes of action, including reasonable attorneys' fees, incurred or accruing by reason of any acts performed by Lender pursuant to the provisions of this Section 10.3. All sums paid by Lender pursuant to this
Section 10.3, and all other sums expended by Lender to which it shall be entitled to be indemnified, together with interest thereon at the Default Rate from the date of such payment or expenditure until paid, shall constitute additions to the Loan, shall be secured by the Loan Documents and shall be paid by Borrower to Lender upon demand.

                                   ARTICLE 11
                                  MISCELLANEOUS

         Section 11.1 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 11.1). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

                If to Borrower:      Fairview Plaza Associates, LP
                                     c/o Cedar Income Fund Partnership, L.P.
                                     44 South Bayles Avenue, Suite 304
                                     Port Washington, New York  11050
                                     Attention:  Leo S. Ullman
                                     Telecopy:  (516) 767-6497
                with a copy to:      Cedar Income Fund Partnership, L.P.
                                     44 South Bayles Avenue, Suite 304
                                     Port Washington, New York 11050
                                     Attention: General Counsel
                                     Telecopy: (516) 757-6497

                If to Lender:        General Electric Capital Corporation
                                     c/o GEMSA Loan Services, L.P.
                                     1500 City West Blvd., Suite 200
                                     Houston, Texas 77042-2300
                                     Attention: Portfolio Manager/Access Program
                                     Telecopy:  (713) 458-7500

                with a copy to:      General Electric Capital Corporation
                                     16479 Dallas Parkway, Suite 500
                                     Two Bent Tree Tower
                                     Addison, Texas  75001-2512
                                     Attention:    David R. Martindale
                                     Telecopy:     (972) 728-7650

Any communication so addressed and mailed shall be deemed to be given on the earliest of (a) when actually delivered, (b) on the first Business Day after deposit with an overnight air courier service, or (c) on the third Business Day after deposit in the United States mail, certified mail, return receipt requested, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Borrower, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified above and confirmation of complete receipt is received by the transmitting party during normal business hours (provided an identical notice is also sent simultaneously by certified mail, overnight courier, or personal delivery as otherwise provided in this Section 11.1) or on the next Business Day if not confirmed during normal business hours. Either party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address. Notwithstanding the foregoing, Borrower agrees that any notice given by Borrower to Lender purportedly pursuant to 42 Pa. C.S.A. ss. 8143 shall be given by registered or certified mail, return receipt requested, to the address of Lender specified above, and only to that address, and that such notice shall be deemed to have been received no earlier than the date actually and physically received at such address.

         Section 11.2 Amendments and Waivers. No amendment or waiver of any provision of the Environmental Indemnity Agreement and the Loan Documents shall be effective unless in writing and signed by the party against whom enforcement is sought.

         Section 11.3 Limitation on Interest. It is the intention of the parties hereto to conform strictly to applicable usury laws. Accordingly, all agreements between Borrower and Lender with respect to the Loan are hereby expressly limited so that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to Lender or charged by Lender for the use, forbearance or detention of the money to be lent hereunder or otherwise, exceed the maximum amount allowed by law. If the Loan would be usurious under applicable law (including the laws of the State and the laws of the United States of America), then, notwithstanding anything to the contrary in the Loan Documents: (a) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Note by the holder thereof; and (b) if maturity is accelerated by reason of an election by Lender, or in the event of any prepayment, then any consideration which constitutes interest may never include more than the maximum amount allowed by applicable law. In such case, excess interest, if any, provided for in the Loan Documents or otherwise, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread from the date of advance until payment in full so that the actual rate of interest is uniform through the term hereof. If such amortization, proration, allocation and spreading is not permitted under applicable law, then such excess interest shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Note. The terms and provisions of this Section 11.3 shall control and supersede every other provision of the Loan Documents. The Loan Documents are contracts made under and shall be construed in accordance with and governed by the laws of the State, except that if at any time the laws of the United States of America permit Lender to contract for, take, reserve, charge or receive a higher rate of interest than is allowed by the laws of the State (whether such federal laws directly so provide or refer to the law of any state), then such federal laws shall to such extent govern as to the rate of interest which Lender may contract for, take, reserve, charge or receive under the Loan Documents.

         Section 11.4 Invalid Provisions. If any provision of any Loan Document or the Environmental Indemnity Agreement is held to be illegal, invalid or unenforceable, such provision shall be fully severable; the Environmental Indemnity Agreement and the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Environmental Indemnity Agreement and such Loan Document a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

         Section 11.5 Reimbursement of Expenses. Borrower shall pay all reasonable expenses incurred by Lender in connection with the Loan, including reasonable fees and expenses of Lender's attorneys, environmental, engineering and other consultants, and fees, charges or taxes for the recording or filing of Loan Documents. Borrower shall pay all expenses of Lender in connection with the administration of the Loan, including audit costs, inspection fees, settlement of condemnation and casualty awards, premiums for title insurance and endorsements thereto, and Rating Agency fees and expenses in connection with confirmation letters, if required. Borrower shall, upon request, promptly reimburse Lender for all amounts expended, advanced or incurred by Lender to collect the Note, or to enforce the rights of Lender under this Agreement, the Environmental Indemnity Agreement, or any Loan Document, or to defend or assert the rights and claims of Lender under the Environmental Indemnity Agreement or the Loan Documents or with respect to the Project (by litigation or other proceedings), which amounts will include all court costs, reasonable attorneys' fees and expenses, fees of auditors and accountants, and investigation expenses as may be incurred by Lender in connection with any such matters (whether or not litigation is instituted), together with interest at the Default Rate on each such amount from the date of disbursement until the date of reimbursement to Lender, all of which shall constitute part of the Loan and shall be secured by the Loan Documents.

         Section 11.6 Approvals; Third Parties; Conditions. All approval rights retained or exercised by Lender with respect to leases, contracts, plans, studies and other matters are solely to facilitate Lender's credit underwriting, and shall not be deemed or construed as a determination that Lender has passed on the adequacy thereof for any other purpose and may not be relied upon by Borrower or any other Person. This Agreement is for the sole and exclusive use of Lender and Borrower and may not be enforced, nor relied upon, by any Person other than Lender and Borrower. All conditions of the obligations of Lender hereunder, including the obligation to make advances, are imposed solely and exclusively for the benefit of Lender, its successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time in Lender's sole discretion.

         Section 11.7 Lender Not in Control; No Partnership. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the affairs or management of Borrower, the power of Lender being limited to the rights to exercise the remedies referred to in the Environmental Indemnity Agreement or the Loan Documents. The relationship between Borrower and Lender is, and at all times shall remain, solely that of debtor and creditor. No covenant or provision of the Environmental Indemnity Agreement or the Loan Documents is intended, nor shall it be deemed or construed, to create a partnership, joint venture, agency or common interest in profits or income between Lender and Borrower or to create an equity in the Project in Lender. Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any other person with respect to the Project or the Loan, except as expressly provided in the Environmental Indemnity Agreement and the Loan Documents; and notwithstanding any other provision of the Environmental Indemnity Agreement or the Loan Documents: (a) Lender is not, and shall not be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or its stockholders, members, or partners and Lender does not intend to ever assume such status; (b) Lender shall in no event be liable for any Debts, expenses or losses incurred or sustained by Borrower; and (c) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or its stockholders, members, or partners. Lender and Borrower disclaim any intention to create any partnership, joint venture, agency or common interest in profits or income between Lender and Borrower, or to create an equity in the Project in Lender, or any sharing of liabilities, losses, costs or expenses.

         Section 11.8 Contest of Certain Claims. Borrower may contest the validity of Taxes or any mechanic's or materialman's lien asserted against the Project so long as (a) Borrower notifies Lender that it intends to contest such Taxes or liens, as applicable, (b) Borrower provides Lender with an indemnity, bond or other security reasonably satisfactory to Lender assuring the discharge of Borrower's obligations for such Taxes or liens, as applicable, including interest and penalties, (c) Borrower is diligently contesting the same by appropriate legal proceedings in good faith and at its own expense and concludes such contest prior to the tenth (10th) day preceding the earlier to occur of the Maturity Date or the date on which the Project is scheduled to be sold for non-payment, (d) Borrower promptly upon final determination thereof pays the amount of any such Taxes or liens, as applicable, together with all costs, interest and penalties which may be payable in connection therewith, and (e) notwithstanding the foregoing, Borrower shall immediately upon request of Lender pay any such Taxes or liens, as applicable, notwithstanding such contest if, in the opinion of Lender, the Project or any part thereof or interest therein may be in danger of being sold, forfeited, foreclosed, terminated, canceled or lost. Lender may pay over any cash deposit or part thereof to the claimant entitled thereto at any time when, in the reasonable judgment of Lender, the entitlement of such claimant is established.

         Section 11.9 Time of the Essence. Time is of the essence with respect to this Agreement.

         Section 11.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, provided that neither Borrower nor any other Borrower Party shall, without the prior written consent of Lender, assign any rights, duties or obligations hereunder.

         Section 11.11 Renewal, Extension or Rearrangement. All provisions of the Environmental Indemnity Agreement and the Loan Documents shall apply with equal effect to each and all promissory notes and amendments thereof hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of the Loan.

         Section 11.12 Waivers. No course of dealing on the part of Lender, its officers, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under the Environmental Indemnity Agreement and any of the Loan Documents, shall operate as a waiver thereof.

         Section 11.13 Cumulative Rights; Joint and Several Liability. Rights and remedies of Lender under the Environmental Indemnity Agreement and the Loan Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy. If more than one person or entity has executed this Agreement as "Borrower," the obligations of all such persons or entities hereunder shall be joint and several.

         Section 11.14 Singular and Plural. Words used in this Agreement, the other Loan Documents, and the Environmental Indemnity Agreement in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular in this Agreement, the other Loan Documents, and the Environmental Indemnity Agreement shall apply to such words when used in the plural where the context so permits and vice versa.

         Section 11.15 Phrases. Except as otherwise expressly provided herein, when used in this Agreement, the other Loan Documents, and the Environmental Indemnity Agreement, the phrase "including" shall mean "including, but not limited to," the phrase "satisfactory to Lender" shall mean "in form and substance satisfactory to Lender in all respects," the phrase "with Lender's consent" or "with Lender's approval" shall mean such consent or approval at Lender's sole discretion, and the phrase "acceptable to Lender" shall mean "acceptable to Lender at Lender's sole discretion."

         Section 11.16 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein.

         Section 11.17 Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Agreement, the other Loan Documents, and the Environmental Indemnity Agreement or the exhibits hereto and thereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

         Section 11.18 Promotional Material. Borrower authorizes Lender to issue press releases, advertisements and other promotional materials in connection with Lender's own promotional and marketing activities, including in connection with a Secondary Market Transaction, and such materials may describe the Loan in general terms or in detail and Lender's participation therein in the Loan. All references to Lender contained in any press release, advertisement or promotional material issued by Borrower shall be approved in writing by Lender in advance of issuance.

         Section 11.19 Survival. All of the representations, warranties, covenants, and indemnities hereunder (including environmental matters under Article 4), under the indemnification provisions of the other Loan Documents and under the Environmental Indemnity Agreement, shall survive the repayment in full of the Loan and the release of the liens evidencing or securing the Loan, and shall survive the transfer (by sale, foreclosure, conveyance in lieu of foreclosure or otherwise) of any or all right, title and interest in and to the Project to any party, whether or not an Affiliate of Borrower.

         Section 11.20 Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE ENVIRONMENTAL INDEMNITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS AND THE ENVIRONMENTAL INDEMNITY AGREEMENT OR IN ANY WAY RELATING TO THE LOAN OR THE PROJECT (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER THIS AGREEMENT.

         Section 11.21 Waiver of Punitive or Consequential Damages. Neither Lender nor Borrower shall be responsible or liable to the other or to any other Person for any punitive, exemplary or consequential damages which may be alleged as a result of the Loan or the transaction contemplated hereby, including any breach or other default by any party hereto.

         Section 11.22 Governing Law. The Loan Documents and the Environmental Indemnity Agreement shall be governed by and construed in accordance with the laws of the State and the applicable laws of the United States of America.

         Section 11.23 Entire Agreement. This Agreement, the other Loan Documents and the Environmental Indemnity Agreement embody the entire agreement and understanding between Lender and Borrower and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents and the Environmental Indemnity Agreement may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. If any conflict or inconsistency exists between the Commitment and this Agreement, any of the other Loan Documents, or the Environmental Indemnity Agreement, the terms of this Agreement, the other Loan Documents, and the Environmental Indemnity Agreement shall control.

         Section 11.24 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

                                   ARTICLE 12
                            LIMITATIONS ON LIABILITY

         Section 12.1 Limitation on Liability. Except as provided below, Borrower shall not be personally liable for amounts due under the Loan Documents. Borrower shall be personally liable to Lender for any deficiency, loss or damage suffered by Lender because of: (a) Borrower's commission of a criminal act; (b) the failure to comply with provisions of the Loan Documents prohibiting the sale, transfer or encumbrance of the Project, any other collateral, or any direct or indirect ownership interest in Borrower; (c) the misapplication by Borrower or any Borrower Party of any funds derived from the Project, including security deposits, insurance proceeds and condemnation awards in violation of this Agreement or any of the other Loan Documents; (d) the fraud or intentional misrepresentation by Borrower or any Borrower Party made in or in connection with the Loan Documents or the Loan; (e) Borrower's collection of rents more than one month in advance or entering into or modifying leases, or receipt of monies by Borrower or any Borrower Party in connection with the modification of any leases, in violation of this Agreement or any of the other Loan Documents; (f) Borrower's failure to apply proceeds of rents or any other payments in respect of the leases and other income of the Project or any other collateral when received to the costs, then due, of maintenance and operation of the Project and to the payment of taxes, lien claims, insurance premiums, Debt Service, the Funds, and other amounts due under the Loan Documents to the extent the Loan Documents require such proceeds to be then so applied; (g) Borrower's wrongful interference with Lender's exercise of rights under the Assignment of Leases and Rents; (h) Borrower's failure to maintain insurance as required by this Agreement; (i) waste to the Project caused by the acts or omissions of Borrower, its agents, employees, or contractors; (j) Borrower's obligations with respect to environmental matters under Article 4; (k) Borrower's failure to pay for any loss, liability or expense (including attorneys' fees) incurred by Lender arising out of any claim or allegation made by Borrower, its successors or assigns, or any creditor of Borrower, that this Agreement or the transactions contemplated by the Loan Documents and the Environmental Indemnity Agreement establishes a joint venture, partnership or other similar arrangement between Borrower and Lender; (l) any brokerage commission or finder's fees claimed in connection with the transactions contemplated by the Loan Documents; (m) uninsured damage to the Project resulting from acts of terrorism; or (n) the filing by Borrower or any Borrower Party, or the filing against Borrower, of a petition under the United States Bankruptcy Code or similar state insolvency laws. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the United States Bankruptcy Code, to file a claim for the full amount due to Lender under the Loan Documents or to require that all collateral shall continue to secure the amounts due under the Loan Documents.

         Section 12.2 Limitation on Liability of Lender's Officers, Employees, etc. Any obligation or liability whatsoever of Lender which may arise at any time under this Agreement, any other Loan Document, or the Environmental Indemnity Agreement shall be satisfied, if at all, out of the Lender's assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of Lender's shareholders, directors, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

         EXECUTED under seal as of the date first written above.

LENDER:                      GENERAL ELECTRIC CAPITAL CORPORATION,
                             a Delaware corporation

                             By:
                                ------------------------------------------
                                David R. Martindale, Managing Director

                                             [SEAL]

BORROWER:                    FAIRVIEW PLAZA ASSOCIATES, L.P,
                             a Delaware limited partnership

                             By:   CIF-FAIRVIEW PLAZA ASSOCIATES, LLC,
                                   a Delaware limited liability company,
                                   its General Partner

                                   By:  CEDAR INCOME FUND PARTNERSHIP,
                                        L.P., a Delaware limited partnership,
                                        Sole and Managing Member

                                        By: CEDAR INCOME FUND, LTD.,
                                            a Maryland Real Estate Investment
                                            Trust, its General Partner

                                            By:
                                               -------------------------------
                                               Leo S. Ullman, President

                                                        [SEAL]

                                     JOINDER
                                     -------

         By executing this Joinder (the "Joinder"), the undersigned ("Joinder Parties") jointly and severally guaranty the performance by Borrower of all obligations and liabilities for which Borrower is personally liable under
Section 12.1 of this Agreement. This Joinder is a guaranty of full and complete payment and performance and not of collectability.

         1. Waivers. To the fullest extent permitted by applicable law, each Joinder Party waives all rights and defenses of sureties, guarantors, accommodation parties and/or co-makers and agrees that its obligations under this Joinder shall be primary, absolute and unconditional, and that its obligations under this Joinder shall be unaffected by any of such rights or defenses, including:

                  a. the unenforceability of any Loan Document against Borrower and/or any other Joinder Party;

                  b. any release or other action or inaction taken by Lender with respect to the collateral, the Loan, Borrower and/or other Joinder Party, whether or not the same may impair or destroy any subrogation rights of any Joinder Party, or constitute a legal or equitable discharge of any surety or indemnitor;

                  c. the existence of any collateral or other security for the Loan, and any requirement that Lender pursue any of such collateral or other security, or pursue any remedies it may have against Borrower and/or any other Joinder Party;

                  d. any requirement that Lender provide notice to or obtain a Joinder Party's consent to any modification, increase, extension or other amendment of the Loan, including the guaranteed obligations;

                  e. any right of subrogation (until payment in full of the Loan, including the guaranteed obligations, and the expiration of any applicable preference period and statute of limitations for fraudulent conveyance claims);

                  f. any defense based on any statute of limitations;

                  g. any payment by Borrower to Lender if such payment is held to be a preference or fraudulent conveyance under bankruptcy laws or Lender is otherwise required to refund such payment to Borrower or any other party; and

                  h. any voluntary or involuntary bankruptcy, receivership, insolvency, reorganization or similar proceeding affecting Borrower or any of its assets.

         2. Agreements. Each Joinder Party further represents, warrants and agrees that:

                  a. The obligations under this Joinder are enforceable against each such party and are not subject to any defenses, offsets or counterclaims;

                  b. The provisions of this Joinder are for the benefit of Lender and its successors and assigns;

                  c. Lender shall have the right to (i) renew, modify, extend or accelerate the Loan, (ii) pursue some or all of its remedies against Borrower or any Joinder Party, (iii) add, release or substitute any collateral for the Loan or party obligated thereunder, and (iv) release Borrower or any Joinder Party from liability, all without notice to or consent of any Joinder Party (or other Joinder Party) and without affecting the obligations of any Joinder Party (or other Joinder Party) hereunder;

                  d. Each Joinder Party covenants and agrees to furnish to Lender, within ninety (90) days after the end of each fiscal year of such Joinder Party, a current (as of the end of such fiscal year) balance sheet of such Joinder Party, in scope and detail reasonably satisfactory to Lender, certified by the chief financial representative of such Joinder Party and, if required by Lender, prepared on a review basis and certified by an independent public accountant reasonably satisfactory to Lender, provided, however, that Lender hereby agrees that the financial statements required to be included by such Joinder Party in its annual 10-K filing required to be submitted to the Securities and Exchange Commission shall be accepted by the Lender; and

                  e. To the maximum extent permitted by law, each Joinder Party hereby knowingly, voluntarily and intentionally waives the right to a trial by jury in respect of any litigation based hereon. This waiver is a material inducement to Lender to enter into this Agreement.

         3. Financial Covenants. Joinder Party shall (i) maintain a minimum net worth of $5,000,000.00 at all times during the term of the Loan and (ii) maintain a minimum liquidity of $1,000,000.00 during the term of the Loan. A default under such covenants shall be a default under this Agreement.

         This Joinder shall be governed by the laws of the State.

         Executed as of January ___, 2003.

JOINDER PARTY:                       CEDAR INCOME FUND, LTD.,
                                     a Maryland real estate investment trust



                                     By:
                                        -------------------------------------
                                            Leo S. Ullman, President

                                                    [SEAL]

                                    EXHIBIT A
                                    ---------

                                Legal Description

         ALL THAT CERTAIN lot of land situate in the Township of Fairview, County of York and Commonwealth of Pennsylvania, bounded and described according to an ALTA/ACSM Survey by J. Michael Brill Associates, Inc., James C. Hockenberry, PLS, Job No. 926-C dated October 25, 2002, as follows:

         BEGINNING AT A POINT at lands now or formerly Susquehanna Area Regional Airport Authority; said point being the southeastern corner of herein described parcel; thence by said lands North 74 degrees 26 minutes 00 seconds West a distance of 618.88 feet to a point on the eastern right-of-way line of New York Road (SR 1003); thence by said right-of-way line by a curve to the left having a radius of 1356.91 feet and an arc distance of 329.61 feet the chord of said curve being North 17 degrees 49 minutes 40 seconds East a distance of 328.80 feet (Deed 329.46 feet) to a point at lands now or formerly Venture Quest Development Inc.; thence by said lands South 84 degrees 49 minutes 57 seconds East a distance of 198.83 feet (Deed 198.84 feet) to a point; thence by same North 57 degrees 40 minutes 03 seconds East a distance of 347.78 feet to an iron pipe; thence by same South 53 degrees 40 minutes 00 seconds East a distance of
214.38 feet to an iron pin at lands nor or formerly Housing Authority of City of York; thence by said lands South 18 degrees 00 minutes 18 seconds West a distance of 546.96 feet to a point, the ping of BEGINNING.

         CONTAINING 6.7391 Acres.

         TOGETHER WITH the rights for installation, maintenance and repair of a 30 inch storm drain pipe as set forth in Agreement dated October 2, 1990 recorded in Deed Book 107-U, Page 977.

         TOGETHER WITH AND UNDER AND SUBJECT TO rights of joint access over shared driveway as contained in Agreement Venture Quest Development, Inc., ____________, 2002, and recorded ________, 2002.

                                   SCHEDULE I

                                   DEFEASANCE
                                   ----------

         1. In accordance with Section 2.3 of the Loan Agreement, Borrower may obtain the release of the Project from the lien of the Mortgage upon the satisfaction of the following conditions precedent:

                  (a) not less than thirty (30) days prior written notice to Lender specifying a regularly scheduled payment date (the "Release Date") on which the Defeasance Deposit (hereinafter defined) is to be made;

                  (b) the payment to Lender of interest accrued and unpaid on the principal balance of the Note to and including the Release Date;

                  (c) the payment to Lender of all other sums, not including scheduled interest or principal payments, due under the Note, the Mortgage, the Assignment of Leases and Rents, and the other Loan Documents;

                  (d) the payment to Lender of the Defeasance Deposit and a $5,000 non-refundable processing fee;

                  (e) the delivery by Borrower to Lender of:

                           i) a security agreement in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations (hereinafter defined) purchased on behalf of Borrower with the Defeasance Deposit in accordance with this
                                    Schedule I (the "Security Agreement");

                           ii) a release of the Project from the lien of the Mortgage (for execution by Lender) in a form appropriate for the jurisdiction in which the Project is located;

                           iii) an officer's certificate of Borrower certifying that the requirements set forth in this paragraph (e) have been satisfied;

                           iv) an opinion of counsel for Borrower in form satisfactory to Lender stating, among other things, that Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations purchased by or on behalf of Borrower and pledged to Lender;

                           v) evidence in writing from the applicable Rating Agencies to the effect that such release will not result in a qualification, downgrade or withdrawal of any rating in effect immediately prior to such defeasance for any securities issued in connection with a Secondary Market Transaction; and

                           vi) such other certificates, documents or instruments as Lender may reasonably request.

                  (f) if the Loan has been sold in a Secondary Market Transaction, Lender shall have received an opinion of counsel acceptable to Lender in form satisfactory to Lender stating, among other things, that the substitution of collateral shall not cause the holder of the Loan to fail to maintain its status as a real estate mortgage investment conduit (REMIC); and

                  (g) Lender shall have received a certificate from a nationally recognized independent certified public accountant acceptable to Lender, in form and substance satisfactory to Lender, certifying that the U.S. Obligations purchased with the Defeasance Deposit are expected to generate sufficient sums to satisfy the obligations of Borrower under the Note and this Schedule I as and when such obligations become due.

         In connection with the conditions set forth above, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase or cause to be purchased U.S. Obligations which provide payments on or prior to, but as close as possible to, all successive scheduled payment dates after the Release Date upon which interest and principal payments are required under the Note (including the amounts due on the Maturity
Date) and in amounts equal to the scheduled payments due on such dates under the Note plus Lender's estimate of administrative expenses and applicable federal income taxes associated with or to be incurred by the Successor Borrower during the remaining term of, and applicable to, the Loan (the "Scheduled Defeasance Payments"). Borrower, pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the U.S. Obligations may be made directly to Lender and applied to satisfy the obligations of Borrower under the Note and this Schedule I.

         2. Upon compliance with the requirements of this Schedule I, the Project shall be released from the lien of the Mortgage and the pledged U.S. Obligations shall be the sole source of collateral securing the Note. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by the preceding paragraph and to otherwise satisfy the Borrower's obligations under this Schedule I shall be remitted to Borrower with the release of the Project from the lien of the Mortgage. In connection with such release, a successor entity meeting Lender's Single Purpose Entity criteria, adjusted, as applicable, for the Defeasance contemplated by this Schedule (the "Successor Borrower"), shall be established by Borrower subject to Lender's approval (or at Lender's option, by Lender) and Borrower shall transfer and assign all obligations, rights and duties under and to the Note together with the pledged U.S. Obligations to such Successor Borrower pursuant to an assignment and assumption agreement in form and substance satisfactory to Lender (the "Assignment Agreement"). Such Successor Borrower shall assume the obligations under the Note and the Security Agreement and Borrower shall be relieved of its obligations thereunder, except that Borrower shall be required to perform its obligations pursuant to this Schedule I, including maintenance of the Successor Borrower, if applicable. Borrower shall pay $1,000.00 to any such Successor Borrower as consideration for assuming the obligations under the Note and the Security Agreement pursuant to the Assignment Agreement. Notwithstanding anything in the Mortgage to the contrary, no other assumption fee shall be payable upon a transfer of the Note in accordance with this paragraph, but Borrower shall pay all costs and expenses incurred by Lender in connection with this Schedule, including Lender's reasonable attorneys' fees and expenses, cost and expenses in obtaining review and confirmation by the applicable Rating Agencies as required herein, and any administrative and tax expenses associated with or incurred by the Successor Borrower.

         3. For purposes of this Schedule I, the following terms shall have the following meanings:

                  (a) The term "Defeasance Deposit" shall mean an amount equal to the remaining principal amount of the Note, the Yield Maintenance Amount, any costs and expenses incurred or to be incurred in the purchase of U.S. Obligations necessary to meet the Scheduled Defeasance Payments (including Lender's estimate of administrative expenses and applicable federal income taxes associated with or to be incurred by the Successor Borrower during the remaining term of, and applicable to, the Loan) and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note or otherwise required to accomplish the agreements of this Schedule I.

                  (b) The term "Yield Maintenance Amount" shall mean the amount (if any) which, when added to the remaining principal amount of the Note, will be sufficient to purchase U.S. Obligations providing the required Scheduled Defeasance Payments; and

                  (c) The term "U.S. Obligations" shall be as defined in the REMIC regulations, specifically, Treasury Regulation ss. 1.860G-2(a)(8)(i).